Exhibit 99.2

EE GROUP, LLC

FINANCIAL STATEMENTS

For the nine months ended September 30, 2010 and 2009

EE GROUP, LLC

TABLE OF CONTENTS

Page
Financial Statements
Balance Sheets	1
Statements of Income and Members’ Equity	2
Statements of Cash Flows	3
Notes to Financial Statements	4

EE GROUP, LLC

BALANCE SHEETS

	September 30,
	2010	2009
ASSETS

CURRENT ASSET - Cash	$10,954	$59,764

INVESTMENTS IN AFFILIATES	1,008,830	546,386

	1,019,784	606,150

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	—	51,930
Note payable - related party	137,000	45,000

Total current liabilities	137,000	96,930

MEMBERS’ EQUITY	882,784	509,220

	$1,019,784	$606,150

See notes to financial statements.

EE GROUP, LLC

STATEMENTS OF INCOME AND MEMBERS’ EQUITY

	Nine months ended September 30,
	2010	2009

Income from subsidiaries	$380,294	$159,429

Other expense
Professional fees	(231)	(25,930)
Other expenses	(133)	(12)

Total other expense	(364)	(25,942)

Net income	379,930	133,487

Members’ equity, beginning	502,854	475,733

Distributions	—	(100,000)

Members’ equity, ending	$882,784	$509,220

See notes to financial statements.

EE GROUP, LLC

STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2010	2009
OPERATING ACTIVITIES
Net income	$379,930	$133,487
Adjustments to reconcile net income to cash flows from operating activities:
Income from investments in affiliates	(380,294)	(159,429)
Change in accounts payable	—	51,930
Distributions received from investment in affiliates	5,000	—

Net cash provided by operating activities	4,636	25,988

FINANCING ACTIVITIES
Member distributions	—	(100,000)
Net activity under related party note payable	—	45,000

Net cash used by financing activities	—	(55,000)

NET CHANGE IN CASH	4,636	(29,012)

CASH, Beginning	6,318	88,776

CASH, Ending	$10,954	$59,764

See notes to financial statements.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to the generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Operations

EE Group, LLC, a Michigan Limited Liability Company, is a holding company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the period covered by these financial statements, may have bank balances in excess of its insured limits. Management has deemed this as a normal business risk.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company has significant influence over the management activities of its affiliates, therefore the Company accounts for these investments under the equity method. Accordingly, the Company recognizes their proportionate share of earnings and losses from the affiliates. See Note 2 for further details.

Income Taxes

The Company has been organized as a limited liability company (LLC), which is generally not a taxpaying entity for federal income tax purposes. As a result, no income tax expense has been recorded in the financial statements. Income of the Company is taxed to the members on their individual returns. The Company distributes funds to the members upon board approval.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Effective January 1, 2008, Michigan adopted a business tax which replaced the Michigan Single Business Tax. Included in the Michigan Business Tax is a tax on taxable income and a tax on adjusted gross receipts. It is management’s policy to report both components of the tax as an income tax.

The statute created a “joint and severally liable” unitary tax on entities which are generally commonly controlled and have inter-company “flow of value” transactions. It is the intent of management to have the designated member, an entity other than the Company, record the expense and pay the entire unitary tax of the group; therefore no Michigan business tax expense has been recorded.

Effective January 1, 2009 the Company adopted guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At September 30, 2010 and 2009, there were no uncertain tax positions that require accrual.

None of the Company’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities; though fiscal years 2006 and later remain subject to examination by the IRS and respective states. However, Marysville Hydrocarbons Holdings, LLC, a significant holding of the Company, is currently involved in uncertain income tax issues as stated in Note 2.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through January 27, 2011, the date the financial statements were available to be issued. See Note 4 for a detail of reportable subsequent events.

NOTE 2 – INVESTMENT IN AFFILIATES

The Company holds a 5% interest in Marysville Hydrocarbons Holdings, LLC with a 5% share of earnings and losses and holds a 5% interest in Timberview Energy, LLC with a 50% share of earnings and losses.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 2 – INVESTMENT IN AFFILIATES (Continued)

Investment in affiliates consists of the following at September 30:

	2010	2009

Marysville Hydrocarbons Holdings, LLC	$1,003,055	$536,754
Timberview Energy, LLC	5,775	9,632

	$1,008,830	$546,386

The Company has significant influence over the management activities of Marysville Hydrocarbons Holdings, LLC and Timberview Energy, LLC, therefore the Company’s 5% ownership investment in both entities is accounted for under the equity method. Accordingly, this investment is carried at cost and adjusted for the Company’s proportionate share of earnings and losses.

The following schedule summarizes the Company’s proportionate share of income from investments in affiliates for the nine months ended September 30:

	2010	2009

Marysville Hydrocarbons Holdings, LLC	$379,530	$159,502
Timberview Energy, LLC	764	(73)

	$380,294	$159,429

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 2 – INVESTMENT IN AFFILIATES (Continued)

The following schedule summarizes select financial information of Marysville Hydrocarbons Holdings, LLC and Timberview Energy, LLC:

For the nine months ended September 30:

	2010	2009
Statement of operations:
Operating Revenue	$19,303,132	$14,275,201
Operating expenses	7,095,898	8,559,787
Net Income	7,592,118	3,189,891

As of September 30:

	2010	2009
Balance sheet:
Current assets	$17,897,977	$10,476,854
Long-term assets	30,667,235	31,201,206
Current liabilities	(19,127,780)	(22,566,629)
Long-term liabilities	(9,364,785)	(8,357,093)

Net assets	$20,072,647	$10,754,338

The Internal Revenue Service has performed an administrative review relating to a subsidiary of Marysville Hydrocarbons Holdings, LLC’s, Marysville Gas Liquids Company (MGL), 2003 election to be treated as a disregarded entity for tax purposes. MGL is structured as a C Corporation and in the absence of an approved election to be treated as a disregarded entity, would be required to pay taxes at the applicable corporate rates. Although MGL’s management is still pursuing the election, they have decided to accrue, on MGL’s balance sheet, an estimate of past and current Federal taxes and related interest in the event they are not successful in this effort. No penalties have been accrued, as MGL believes that the Internal Revenue Service will not assess under the circumstances. In addition, MGL’s 2003 through 2007 tax returns were chosen for audit by the Internal Revenue Service. The examination was ongoing as of the report date of these financial statements and final outcome is unknown.

The Internal Revenue Service has issued a tax notice to MGL claiming they failed to file monthly Terminal Operator Reports and have proposed penalties totaling $1,006,000 for the period of January 1, 2007 through April 30, 2009. MGL became aware of the issue and had retroactively filed all necessary monthly reports. MGL believes they have reasonable cause for their failure to file the reports timely and that all penalties will be abated, therefore no amounts have been accrued as of September 30, 2010 and 2009.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 3 – RELATED PARTY TRANSACTIONS

Note Payable

At September 30, 2010 and 2009, the Company had a note payable to a related party through common ownership in the amount of $137,000 and $45,000, respectively. The note is non-interest bearing and due on demand. The note was re-paid in full subsequent to the balance sheet date and therefore is classified as a current liability on the balance sheet.

NOTE 4 – SUBSEQUENT EVENT

Subsequent to the balance sheet date, Timberview Energy, LLC discontinued operations and was dissolved. As of October 2010, the Company no longer holds a 5% interest in Timberview Energy, LLC. This dissolution has an immaterial effect on the financial statements taken as a whole.

Subsequent to the balance sheet date, the members of the Company signed a definitive purchase and sale agreement with an unrelated third party to sell their interests in EE Group, LLC as of December 30, 2010.

EE GROUP, LLC

AUDITED FINANCIAL STATEMENTS

Years ended December 31, 2009 and 2008

EE GROUP, LLC

REPORT OF INDEPENDENT AUDITORS’

To the Members’

EE Group, LLC

We have audited the accompanying balance sheets of EE Group, LLC as of December 31, 2009 and 2008, and the related statements of income and members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of EE Group, LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Sterling Heights, Michigan

December 29, 2010

UHY LLP is an Independent Member of UHY International Limited

EE GROUP, LLC

BALANCE SHEETS

	December 31,
	2009	2008
ASSETS
CURRENT ASSET – Cash	$6,318	$88,776
INVESTMENTS IN AFFILIATES	633,536	386,957

	639,854	475,733

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITY -
Note payable - related party	137,000	—
MEMBERS’ EQUITY	502,854	475,733

	$639,854	$475,733

See notes to financial statements.

EE GROUP, LLC

STATEMENTS OF INCOME AND MEMBERS’ EQUITY

	Years ended December 31,
	2009	2008
Income from subsidiaries	$246,579	$323,605
Other expense
Professional fees	(119,411)	(12,470)
Other expenses	(47)	(25)

Total other expense	(119,458)	(12,495)

Net income	127,121	311,110
Members’ equity, beginning	475,733	234,623
Contributions	—	100,000
Distributions	(100,000)	(170,000)

Members’ equity, ending	$502,854	$475,733

See notes to financial statements.

EE GROUP, LLC

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2009	2008
OPERATING ACTIVITIES
Net income	$127,121	$311,110
Adjustments to reconcile net income to cash flows from operating activities:
Income from investments in affiliates	(246,579)	(323,605)
Distributions received from investment in affiliates	—	170,000

Net cash provided by (used in) operating activities	(119,458)	157,505

FINANCING ACTIVITIES
Bank overdraft	—	(13,729)
Member distributions	(100,000)	(170,000)
Member contributions	—	100,000
Net activity under related party notes receivable	—	15,000
Net activity under related party note payable	137,000	—

Net cash provided by (used in) financing activities	37,000	(68,729)

NET CHANGE IN CASH	(82,458)	88,776
CASH, Beginning	88,776	—

CASH, Ending	$6,318	$88,776

See notes to financial statements.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to the generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Operations

EE Group, LLC, a Michigan Limited Liability Company, is a holding company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the periods covered by these consolidated financial statements, may have bank balances in excess of its insured limits. Management has deemed this as a normal business risk.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company has significant influence over the management activities of its affiliates, therefore the Company accounts for these investments under the equity method. Accordingly, the Company recognizes their proportionate share of earnings and losses from the affiliates. See Note 2 for further details.

Income Taxes

The Company has been organized as a limited liability company (LLC), which is generally not a taxpaying entity for federal income tax purposes. As a result, no income tax expense has been recorded in the financial statements. Income of the Company is taxed to the members on their individual returns. The Company distributes funds to the members upon board approval.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Effective January 1, 2008, Michigan adopted a business tax which replaced the Michigan Single Business Tax. Included in the Michigan Business Tax is a tax on taxable income and a tax on adjusted gross receipts. It is management’s policy to report both components of the tax as an income tax.

The statute created a “joint and severally liable” unitary tax on entities which are generally commonly controlled and have inter-company “flow of value” transactions. It is the intent of management to have the designated member, an entity other than the Company, record the expense and pay the entire unitary tax of the group; therefore no Michigan business tax expense has been recorded.

Effective January 1, 2009 the Company adopted guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2009 and 2008, there were no uncertain tax positions that require accrual.

None of the Company’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities; though fiscal years 2006 and later remain subject to examination by the IRS and respective states. However, Marysville Hydrocarbons Holdings, LLC, a significant holding of the Company, is currently involved in uncertain income tax issues as stated in Note 2.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet through December 29, 2010, the date the financial statements were available to be issued. See Note 4 for a detail of reportable subsequent events.

NOTE 2 – INVESTMENT IN AFFILIATES

The Company holds a 5% interest in Marysville Hydrocarbons Holdings, LLC with a 5% share of earnings and losses and holds a 5% interest in Timberview Energy, LLC with a 50% share of earnings and losses.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 2 – INVESTMENT IN AFFILIATES (Continued)

Investment in affiliates consists of the following:

	2009	2008
Marysville Hydrocarbons Holdings, LLC	$623,526	$377,252
Timberview Energy, LLC	10,010	9,705

	$633,536	$386,957

The Company has significant influence over the management activities of Marysville Hydrocarbons Holdings, LLC and Timberview Energy, LLC, therefore the Company’s 5% ownership investment in both entities is accounted for under the equity method. Accordingly, this investment is carried at cost and adjusted for the Company’s proportionate share of earnings and losses.

The following schedule summarizes the Company’s proportionate share of income from investments in affiliates:

	Years ended December 31,
	2009	2008
Marysville Hydrocarbons Holdings LLC	$246,274	$322,647
Timberview Energy, LLC	305	958

	$246,579	$323,605

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 2 – INVESTMENT IN AFFILIATES (Continued)

The following schedule summarizes select financial information of Marysville Hydrocarbons Holdings, LLC and Timberview Energy, LLC:

	Years ended December 31,
	2009	2008
Statement of operations:
Operating Revenue	$20,557,371	$23,529,274
Operating expenses	11,227,989	10,968,905
Net Income	4,926,083	6,454,864

	December 31, 2009
	2009	2008
Balance sheet:
Current assets	$9,540,182	$5,948,817
Long-term assets	31,556,429	31,733,753
Current liabilities	(19,804,334)	(20,958,739)
Long-term liabilities	(8,801,748)	(9,159,385)

Net assets	$12,490,529	$7,564,446

The Internal Revenue Service has performed an administrative review relating to a subsidiary of Marysville Hydrocarbons Holdings, LLC’s, Marysville Gas Liquids Company (MGL), 2003 election to be treated as a disregarded entity for tax purposes. MGL is structured as a C Corporation and in the absence of an approved election to be treated as a disregarded entity, would be required to pay taxes at the applicable corporate rates. Although MGL’s management is still pursuing the election, they have decided to accrue, on MGL’s balance sheet, an estimate of past and current Federal taxes and related interest in the event they are not successful in this effort. No penalties have been accrued, as MGL believes that the Internal Revenue Service will not assess under the circumstances. In addition, subsequent to the balance sheet date, MGL’s 2003 through 2007 tax returns were chosen for audit by the Internal Revenue Service. The examination was ongoing as of the report date of these financial statements and final outcome is unknown.

Subsequent to the balance sheet date, the Internal Revenue Service issued a tax notice to MGL claiming they failed to file monthly Terminal Operator Reports and have proposed penalties totaling $1,006,000 that began to accrue as of January 1, 2007. MGL became aware of the issue and had retroactively filed all necessary monthly reports. MGL believes they have reasonable cause for their failure to file the reports timely and that all penalties will be abated.

EE GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 3 – RELATED PARTY TRANSACTIONS

Note Payable

At December 31, 2009, the Company had a note payable to a related party through common ownership in the amount of $137,000. The note is non-interest bearing and due on demand. The note was re-paid in full subsequent to the balance sheet and therefore is classified as a current liability on the balance sheet.

Professional Fee Reimbursement

During the year ended December 31, 2009, the Company received reimbursement from a related party through common ownership for professional fees incurred. The total reimbursement amounted to $26,000 for the year ended December 31, 2009. This amount has been recorded as a reduction to professional fees on the income statement.

NOTE 4 – SUBSEQUENT EVENT

Subsequent to year end, Timberview Energy, LLC discontinued operations and was dissolved. As of October 2010, the company no longer holds a 5% interest in the Company. This dissolution has an immaterial effect on the financial statements taken as a whole.

Subsequent to year end, the members of the Company engaged in negotiations with an unrelated third party to sell their interests in EE Group, LLC. The members had not signed a definitive purchase and sale agreement prior to the issuance of the financial statements for the years ended December 31, 2009 and 2008.